UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	December 28, 2001

(Date of earliest event reported)

Insurance Management Solutions Group, Inc.

(Exact name of Registrant as specified in its charter)

Florida	000-25273	59-3422536

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

360 Central Avenue St. Petersburg, Florida	33701

(Address of principal executive offices)	(Zip Code)

(727) 803-2040

(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
SIGNATURE
EXHIBIT INDEX
Stock Purchase Agreement
Amendment to Stock Purchase Agreement

Item 2. Acquisition or Disposition of Assets.

Insurance Management Solutions Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to report that on December 28, 2001 the Company consummated the transactions contemplated by a stock purchase agreement (as amended, the “Stock Purchase Agreement”), dated as of September 20, 2001, by and among the Company, Geotrac of America, Inc., Geotrac Holdings, Inc., Daniel J. White, the Daniel J. White Trust, the Sandra A. White Trust, and, solely for purposes of a non-competition covenant, Bankers Insurance Group, Inc. (“BIG”). BIG (including its direct and indirect subsidiaries) is the Company’s majority shareholder and principal customer. The shareholders of the Company approved the Stock Purchase Agreement and the transactions contemplated thereby in accordance with Florida law at a Special Meeting of Shareholders held on December 26, 2001.

Pursuant to the Stock Purchase Agreement, Geotrac Holdings, Inc., a Delaware corporation formed by Daniel J. White and his spouse, Sandra A. White, purchased all the issued and outstanding capital stock (the “Shares”) of Geotrac of America, Inc., a wholly-owned subsidiary of the Company (“Geotrac”). Prior to the consummation of the transactions contemplated by the Stock Purchase Agreement, Mr. White served as a director of the Company and President, Chief Executive Officer and a director of Geotrac. Mr. White resigned as a director of the Company effective as of the consummation of the sale of the Shares.

The purchase price paid for the Shares was $19,000,000 in cash, plus 524,198 shares of Common Stock, $.01 par value, of the Company beneficially owned by Daniel J. White and Sandra A. White. Pursuant to the Stock Purchase Agreement, certain of the parties also entered into additional agreements as of the closing of such sale, including a Flood Zone Determination Service Agreement pursuant to which Geotrac will provide the Company with flood zone determination services for up to ten years at pricing management of the Company currently considers to be favorable.

The Company intends to consider various alternatives for the use of the estimated $18.2 million in net cash proceeds received from the sale of the Shares. Among those alternatives are a one-time shareholder dividend, a stock repurchase program, retention for working capital and other general corporate purposes, and funding operational growth opportunities.

The Stock Purchase Agreement (including the Exhibits thereto) is attached to this Current Report on Form 8-K as Exhibits 2.1 and 2.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

	Not applicable.

(b)	Pro forma financial information.

	The accompany unaudited pro forma condensed consolidated balance sheet as of September 30, 2001, reflects the December 28, 2001 disposition of the net assets of Geotrac of America, Inc. as if the transaction had occurred September 30, 2001.

	The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and for the nine months ended September 30, 2001 reflect (i) the disposition of the net assets of Geotrac of America, Inc. as if the transaction had occurred December 31, 1999, (ii) the Flood Zone Determination Services Agreement as though the terms of the agreement were in effect since January 1, 2000.

	The unaudited pro forma condensed consolidated statements of operations and balance sheet are based on currently available information and do not purport to represent what the Company’s results of operations would have been if the events referred to occurred on the above dates, or to project the Company’s results of operations for any future periods.

	The pro forma condensed consolidated financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2001, incorporated by reference herein.

	Index	Page No.

	Pro forma Condensed Consolidated Balance Sheet as of September 30, 2001	3

	Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000	4

	Pro forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001	5

	Notes to Pro forma Condensed Consolidated Financial Information	6-7

INSURANCE MANAGEMENT SOLUTIONS GROUP, INC. AND SUBSIDIARIES
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2001

	Insurance
	Management	ProForma Adjustments(1)(2)
	Solutions
	Group, Inc.	Geotrac of				ProForma
	and Subsidiaries	America, Inc.	Other		Subtotal	Adjustments(1)(3)		ProForma

ASSETS

Current assets:

Cash and cash equivalents	$8,419,601	$3,628,723			$4,790,878	$19,000,000	(f.3)	$24,692,741

						901,863	(e)

Accounts receivable	4,082,479	2,381,392			1,701,087			1,701,087

Due from affiliates	9,907,036	1,709,969	$1,709,969	(a)	9,907,036			9,907,036

Due from Geotrac	—	—	1,079,353	(b)	1,079,353	(1,079,353	)(e)	—

Income taxes receivable from Geotrac	—	—	1,668,070	(d)	1,668,070	(1,668,070	)(e)	—

Prepaid expenses and other assets	1,301,796	315,393			986,403			986,403

Total current assets	23,710,912	8,035,477			20,132,827			37,287,267

Property and equipment	10,373,045	6,006,646			4,366,399			4,366,399

Other assets:

Supply contract	—	—			—	2,189,090	(f.3)	2,189,090

Investment in subsidiary	—	—	22,097,996	(c)	22,097,996	(22,097,996	)(f.1)	—

Goodwill	14,672,754	12,389,251			2,283,503			2,283,503

Customer contracts	766,667	766,667			—			—

Deferred tax assets	629,617	135,591	135,591	(d)	629,617	(440,000	)(g)	189,617

Capitalized software	700,715	—			700,715			700,715

Other	129,448	103,848			25,600			25,600

Total assets	$50,983,158	$27,437,480			$50,236,657			$47,042,191

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:

Current portion of long- term debt	$79,562	$79,562			$—			$—

Accounts payable	1,864,617	598,478			1,266,139			1,266,139

Due to affiliates	306,602	1,079,353	$1,079,353	(b)	306,602			306,602

Due to Geotrac	—	—	1,709,969	(a)	1,709,969	$(1,709,969	)(e)	—

Employee related accrued expenses	2,374,307	913,886			1,460,421			1,460,421

Other accrued expenses	3,125,520	155,918			2,969,602	370,000	(f.2)	3,339,602

Income taxes payable	3,518,852	1,668,070	1,668,070	(d)	3,518,852	745,000	(g)	4,263,852

Income taxes payable to Geotrac	—	—	135,591	(d)	135,591	(135,591	)(e)	—

Total current liabilities	11,269,460	4,495,267			11,367,176			10,636,616

Long-term debt	161,584	161,584			—			—

Deferred revenue	883,541	682,633			200,908			200,908

Deferred tax liabilities						920,000	(g)	920,000

Shareholders’ equity:

Common stock	128,002	500	500		128,002			128,002

Additional paid-in capital	27,680,901	12,536,180	12,536,180		27,680,901			27,680,901

Retained earnings	10,859,670	9,561,316	9,561,316		10,859,670	(2,047,201	)(h)	8,812,469

Treasury stock	—	—			—	(1,336,705	)(f.3)	(1,336,705)

Total shareholders’ equity	38,668,573	22,097,996	22,097,996	(c)	38,668,573			35,284,667

Total liabilities and equity	$50,983,158	$27,437,480			$50,236,657			$47,042,191

INSURANCE MANAGEMENT SOLUTIONS GROUP, INC. AND SUBSIDIARIES
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the year ended December 31, 2000

	Insurance
	Management	ProForma Adjustments(1)(2)
	Solutions
	Group, Inc.	Geotrac of				ProForma
	and Subsidiaries	America, Inc.	Other		Subtotal	Adjustments(1)(3)		ProForma

REVENUES:

Outsourcing services	$45,917,152	—	$938,002	(a)	$46,855,154			$46,855,154

Flood zone determination services	17,066,945	$17,066,945			—			—

Total revenues	62,984,097	17,066,945	938,002		46,855,154			46,855,154

EXPENSES

Cost of outsourcing services	36,766,042	—	929,002	(a)	37,695,044	$(660,409	)(c)	37,034,635

Cost of flood zone determination services	7,664,052	7,673,052	9,000	(a)	—			—

Selling, general and administrative	11,205,336	3,766,623			7,438,713			7,438,713

Management services from Parent	1,885,022	24,263			1,860,759			1,860,759

Depreciation and amortization	5,342,099	2,317,526			3,024,573	660,409	(d)	3,684,982

Total expenses	62,862,551	13,781,464	938,002		50,019,089	—		50,019,089

Operating income (loss)	121,546	3,285,481			(3,163,935)			(3,163,935)

Interest income	288,715	244,630	262,822	(b)	306,907			306,907

Interest expense	(70,244)	(272,164)	(262,822	)(b)	(60,902)			(60,902)

Income (loss) before taxes	340,017	3,257,947			(2,917,930)			(2,917,930)

Provision (benefit) for income taxes	849,383	1,580,371			(730,988)			(730,938)

Net income (loss)	$(509,366)	$1,677,576	$—		$(2,186,942)			$(2,186,942)

Net income (loss) per common share:

Basic and diluted	$(.04)							$(.18)

Weighted average common shares outstanding:

Basic and diluted	12,793,953							12,269,755

INSURANCE MANAGEMENT SOLUTIONS GROUP, INC. AND SUBSIDIARIES
PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the nine months ended September 30, 2001

	Insurance
	Management	ProForma Adjustments(1)(2)
	Solutions
	Group, Inc.	Geotrac of				ProForma
	and Subsidiaries	America, Inc.	Other		Subtotal	Adjustments(1)(3)		ProForma

REVENUES:

Outsourcing services	$45,655,162	—	$892,806	(a)	$46,547,968			$46,547,968

Flood zone determination services	$15,647,236	$15,647,236			—			—

Total revenues	61,302,398	15,647,236	892,806		46,547,968			46,547,968

EXPENSES

Cost of outsourcing services	31,273,839	—	892,806	(a)	32,166,645	$(646,769	)(c)	31,519,876

Cost of flood zone determination services	7,167,451	7,167,451			—			—

Selling, general and administrative	8,808,175	3,510,722			5,297,453			5,297,453

Management services from Parent	1,187,506	44,522			1,142,984			1,142,984

Depreciation and amortization	4,026,733	1,768,238			2,258,495	646,769	(d)	2,905,264

Total expenses	52,463,704	12,490,933	892,806		40,865,577	—		40,865,577

Operating income	8,838,694	3,156,303			5,682,391			5,682,391

Interest income	250,492	72,380	3,942	(b)	182,054			182,054

Interest expense	(13,599)	(11,805)	(3,942	)(b)	(5,736)			(5,736)

Equity in earnings of Sub	(54,388)	(54,388)			—			—

Income before taxes	9,021,199	3,162,490			5,858,709			5,858,709

Provision (benefit) for income taxes	3,600,214	1,623,032			1,977,182			1,977,182

Net income	$5,420,985	$1,539,458	$—		$3,881,527			$3,881,527

Net income per common share:

Basic and diluted	$.42							$.32

Weighted average common shares outstanding:

Basic and diluted	12,800,261							12,276,063

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

BALANCE SHEET – September 30, 2001

(1)	See the introduction to the Pro Forma Condensed Consolidated Financial Information

(2)	The Geotrac of America, Inc. (Geotrac) column amounts represent its separate historical balance sheet at September 30, 2001. The “Other” column represents the reversal of the intercompany elimination entries (a), (b), (c) and (d) related to Geotrac made by the Company to derive its consolidated balance sheet (the first column in the presentation). Such reversals, for pro forma reporting purposes only, result in reflecting Geotrac on an unconsolidated basis in the column labeled “Subtotal” to more easily show the disposition (see 3 below).

(3)	Pro forma adjustments: (e) reflects the cash settlement of intercompany accounts. In the pro forma information previously released before the final close of this transaction it was assumed that the intercompany amounts, to the extent that they did not offset, would be forgiven by both parties. However, in closing the transaction the parties completed an estimated cash settlement immediately prior to the December 28, 2001 disposition whereby the intercompany amounts including those related to income taxes were satisfied;(f.1) reflect the disposition (elimination) of Geotrac net assets; (f.2) reflects the recording of transaction costs not already recorded in the September 30, 2001 financial statements (the Company elected to expense and not capitalize transaction costs such as legal, accounting and investment banking fees as they were incurred. Prior to September 30, 2001 approximately $434,000 of these costs had been incurred, and paid and/or accrued at September 30, 2001. An additional amount of $370,000 is estimated to have been incurred after September 30, 2001, for a total of approximately $804,000 in transaction costs related to the disposition); (f.3) reflects the consideration received totaling approximately $22,537,000 comprised of $19,000,000 in cash, 524,198 shares of the Company’s common stock valued at $2.55 a share (fair market quote at September 30, 2001) or approximately $1,337,000, and a favorable long-term supply contract with Geotrac valued at approximately $2,200,000 by management of the Company and supported by an independent third party investment banking firm’s valuation; (g) reflects the current and deferred income taxes on the transaction. The transaction for financial statement purposes results in a pre-tax loss of approximately $375,000. Because of the existence of non-deductible goodwill of approximately $5,400,000, the total income tax expense for financial statement purposes is approximately $2,105,000, using a statutory federal and state rate of approximately 42%; (h) reflects the after tax loss of approximately $2,047,000 for financial statement purposes, exclusive of the effect of the transaction costs of $434,000 (pre-tax) already expensed in the historical financial statements at September 30, 2001.

STATEMENT OF OPERATIONS – year ended December 31, 2000

(1)	See the introduction to the Pro Forma Condensed Consolidated Financial Information.

(2)	The Geotrac of America, Inc. column amounts represent its separate historical statement of operations for the year ended December 31, 2000. The “Other” column represents the entries, (a) and (b), made by the Company to derive its consolidated statement of operations (the first column in the presentation).

(3)	Pro forma adjustment (c) reflects the more favorable pricing terms for flood zone determinations performed by Geotrac for the Company’s customers under the new service agreement. Pro forma adjustment (d) reflects the amortization of the asset supply contract (the service agreement) totaling $2,189,090 recorded as a component of consideration received when Geotrac was sold. The asset is to be amortized over the 10-year contract period using a method that approximates the projected annual requirements of flood zone determinations. Amortization is greater in earlier periods, as it is anticipated that the differential between the contract’s pricing and market quotes from other vendors will decrease during the contract’s term.

STATEMENT OF OPERATIONS – nine months ended September 30, 2001

(1)	See the introduction to the Pro Forma Condensed Consolidated Financial Information.

(2)	The Geotrac of America, Inc. column amounts represent its separate historical statement of operations for the nine months ended September 30, 2001. The “Other” column represents the entries, (a) and (b), made by the Company to derive its consolidated statement of operations (the first column in the presentation).

(3)	Pro forma adjustment (c) reflects the more favorable pricing terms for flood zone determinations performed by Geotrac for the Company’s customers under the new service agreement. Pro forma adjustment (d) reflects the amortization of the asset supply contract (the service agreement) totaling $2,189,090 recorded as a component of consideration received when Geotrac was sold. The asset is to be amortized over the 10-year contract period using a method that approximates the projected annual requirements of flood zone determinations. Amortization is greater in earlier periods, as it is anticipated that the differential between the contract’s pricing and market quotes from other vendors will decrease during the contract’s term and the time value of money.

(c) Exhibits.

2.1	Stock Purchase Agreement, dated as of September 20, 2001 (the “Stock Purchase Agreement”), by and among Insurance Management Solutions Group, Inc., Geotrac of America, Inc., Geotrac Holdings, Inc., Daniel J. White, the Daniel J. White Trust, the Sandra A. White Trust and, solely for purposes of Section 7.2, Bankers Insurance Group, Inc. (including the Exhibits thereto).*

2.2	Amendment to the Stock Purchase Agreement, dated December 28, 2001.

*	The Disclosure Schedules to the Stock Purchase Agreement have been purposely omitted. Copies thereof will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.

By: /s/ David M. Howard

David M. Howard President and Chief Executive Officer

Date: January 14, 2002

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of September 20, 2001 (the “Stock Purchase Agreement”), by and among Insurance Management Solutions Group, Inc., Geotrac of America, Inc., Geotrac Holdings, Inc., Daniel J. White, the Daniel J. White Trust, the Sandra A. White Trust and, solely for purposes of Section 7.2, Bankers Insurance Group, Inc. (including the Exhibits thereto)

2.2	Amendment to the Stock Purchase Agreement, dated December 28, 2001.

E-1